Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Microvision, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Form 10-K for the year ended December 31, 2004 fully complies with the requirements and of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2) the information contained in the Company's Form 10-K for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD A. RAISIG Richard A. Raisig Chief Financial Officer

Date: March 16, 2005